NATIONWIDE VARIABLE INSURANCE TRUST

NVIT BlueprintSM Managed Growth Fund
NVIT BlueprintSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Supplement dated October 14, 2021
to the Statement of Additional Information (“SAI”) dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the SAI is amended as follows:

The Nationwide Multi-Cap Portfolio and Nationwide Bond Portfolio are hereby added to the list of mutual funds in which the Funds may invest on page 1 of the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE